SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 1999

                       BLOCK MORTGAGE FINANCE ASSET BACKED
                        CERTIFICATES SERIES 1999-2 TRUST
 (created under the Pooling and Servicing Agreement dated as of October 1,
               1999, which Trust is the Issuer of Block Mortgage Finance
                    Asset Backed Certificates, Series 1999-2)
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                 ---------------

                 (State or other jurisdiction of incorporation)


          333-65215-03                                  36-4270815
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     (Commission File Number)               (IRS Employer Identification No.)

          Bank One, National Association
          1 Bank One Plaza, Suite IL1-0126
          Chicago, Illinois  60670-0126
          Attention:  Corporate Trust Administration,
          Block Mortgage Finance
          Asset Backed Certificates, Series 1999-2      60670-0126
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            (Address of principal executive offices)    (Zip Code)

      Registrant's telephone number, including area code: (312) 407-0192


                                 Not applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.        FINANCIAL  STATEMENTS,   PRO  FORMA FINANCIAL   INFORMATION   AND
               EXHIBITS

Exhibit 1 Underwriting Agreement Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-2

Exhibit 4      Pooling  and Servicing  Agreement  Relating  to  Block   Mortgage
               Finance Asset Backed Certificates, Series 1999-2

Exhibit 99.1   Certificate  Guaranty  Insurance  Policy,   Policy  Number 30611,
               Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-2, Group 1 Certificates

Exhibit 99.2   Certificate  Guaranty  Insurance  Policy,   Policy  Number 30612,
               Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-2, Group 2 Certificates

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




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



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Block Financial Corporation, not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to Section 8.17 of the Pooling and Servicing Agreement, dated as of October 1, 1999.



Date: November 8, 1999    By: /s/  Bret G. Wilson
                              ____________________________________
                              Bret G. Wilson, Vice President



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


                                  EXHIBIT INDEX

      Exhibit No.                                 Description
      -----------                                 -----------

           1                       Underwriting  Agreement  Relating  to   Block
                                   Mortgage Finance Asset Backed Certificates, Series 1999-2

           4                       Pooling and Servicing  Agreement  Relating to
                                   Block   Mortgage   Finance    Asset    Backed
                                   Certificates, Series 1999-2

           99.1 Certificate Guaranty Insurance Policy, Policy Number 30611, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-2, Group 1 Certificates

           99.2 Certificate Guaranty Insurance Policy, Policy Number 30612, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-2, Group 2 Certificates



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